                                                                    EXHIBIT 99.1

                                                      NEWS RELEASE
                                                      LAKES ENTERTAINMENT, INC.
                                                      130 CHESHIRE LANE
[LAKES ENTERTAINMENT, INC. LOGO]                      MINNETONKA, MN  55305
                                                      952-449-9092
                                                      952-449-9353 (fax)
                                                      WWW.LAKESENTERTAINMENT.COM
                                                      TRADED: NASDAQ "LACO"

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FOR FURTHER INFORMATION CONTACT:
Timothy J. Cope 952-449-7030
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FOR IMMEDIATE RELEASE:
Friday, November 5, 2004



                 LAKES ENTERTAINMENT, INC. ANNOUNCES RESULTS FOR
                               THIRD QUARTER 2004



MINNEAPOLIS, NOVEMBER 5, 2004 -- LAKES ENTERTAINMENT, INC. (NASDAQ "LACO") today announced results for the third quarter ended October 3, 2004. Revenue for the three months ended October 3, 2004 totaled $3.0 million, compared to $0.4 million in the prior year period. Net loss for the quarter was $1.7 million and basic and diluted losses were $0.08 per share. This compares with a net loss of $1.3 million and basic and diluted losses of $0.06 per share for the quarter ended September 28, 2003.

During the current year quarter, WPT Enterprises, Inc. (WPT) became a separate public company as a result of the completion of an initial public offering. Lakes remains a majority shareholder of WPT, owning approximately 64% of the outstanding common stock. As a result, Lakes' consolidated results continue to include WPT operations. All revenues for the current and prior year quarters were derived from WPT operations and related primarily to license fees from the World Poker Tour television series. The increase in revenue is primarily due to an increase in license fees related to season two episodes delivered to the Travel Channel, LLC (TRV) during the third quarter of 2004, compared to license fees related to season one episodes recognized during the third quarter of 2003. Also contributing to the increase was revenue of approximately $0.6 million related to WPT-related licensing, host fees, sponsorship and merchandise included in total revenue for the three months ended October 3, 2004. In April 2004, TRV exercised its option to broadcast season three which is the first of a possible five additional seasons. WPT is currently in production of season three episodes. WPT receives fixed license payments from TRV subject to satisfaction of production milestones and other conditions. License revenue is recognized upon delivery of completed episodes to TRV.

Total costs and expenses were $5.8 million and $2.6 million for the three months ended October 3, 2004 and September 28, 2003, respectively. Selling, general and administrative expenses increased from $2.2 million for the three months ended September 28, 2003 to $3.7 million for the three months ended October 3, 2004. WPT selling, general and administrative costs were $1.5 million and $0.5 million for the three months ended October 3, 2004 and September 28, 2003, respectively. This increase is primarily due to an increase in legal and consulting fees incurred during the 2004 period associated with WPT business development, and an increase in WPT payroll costs resulting from growth related to becoming a separate public company. Lakes selling, general and administrative costs were $2.2 million and $1.7 million for the three months ended October 3, 2004 and September 28, 2003. This increase is due primarily to professional fees incurred related to business development. Production costs, which related to WPT's production of the World Poker Tour episodes, increased from $0.3 million for the three months ended September 28, 2003 to $1.9 million for the three months ended October 3, 2004. The increase in production costs relates to an increased number of episodes delivered to TRV during the current year period.

As shown in the consolidated balance sheet data, Lakes' current assets include $28 million in cash held by WPT and $6 million in WPT's short-term investments. WPT cash and investments will be used in WPT's business and are not available to the parent company for its business. The consolidated balance sheet also reflects minority interest of $11 million, consistent with Lakes' ownership of 64% of WPT's outstanding common stock.

Lyle Berman, Chairman and Chief Executive Office of Lakes commented, "We remain focused on our core business of developing and managing Indian-owned casinos." Mr. Berman continued, "However, we are also excited about the successful completion of the initial public offering of WPT Enterprises, Inc. and the added value this has brought to our company."

Lakes Entertainment, Inc. currently has development and management agreements with three separate Tribes for one new casino operation in Michigan and two in California. Lakes also has agreements for the development of an additional casino on Indian-owned land in California through a joint venture with MRD Gaming, which is currently being disputed by the Tribe. Additionally, the Company owns approximately 64% of WPT Enterprises, Inc. (Nasdaq "WPTE"), a separate publicly held media and entertainment company principally engaged in the development, production and marketing of gaming themed televised programming, the licensing and sale of branded products and the sale of corporate sponsorships.

Lakes Entertainment, Inc. common shares are traded on the Nasdaq National Market under the trading symbol "LACO".


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The Private Securities Litigation Reform Act of 1995 provides a "safe harbor"
for forward-looking statements. Certain information included in this press release (as well as information included in oral statements or other written statements made or to be made by Lakes Entertainment, Inc.) contains statements that are forward-looking, such as statements relating to plans for future expansion and other business development activities as well as other capital spending, financing sources and the effects of regulation (including gaming and tax regulation) and competition. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ from those expressed in any forward-looking statements made by or on behalf of the Company. These risks and uncertainties include, but are not limited to, possible delays in completion of Lakes' casino projects, including various regulatory approvals and numerous other conditions which must be satisfied before completion of these projects; possible termination or adverse modification of management contracts; continued indemnification obligations to Grand Casinos; highly competitive industry; possible changes in regulations; reliance on continued positive relationships with Indian tribes and repayment of amounts owed to Lakes by Indian tribes; possible need for future financing to meet Lakes' expansion goals; risks of entry into new businesses; reliance on Lakes' management; and the fact that the WPT shares held by Lakes are currently not liquid assets, and there is no assurance that Lakes will be able to realize value from these holdings equal to the current or future market value of WPT common stock. There are also risks and uncertainties relating to WPT that may have a material effect on the Company's consolidated results of operations or the market value of the WPT shares held by the Company, including WPT's significant dependence on the Travel Channel as a source of revenue; the potential that WPT's television programming will fail to maintain a sufficient audience; the risk that competitors with greater financial resources or marketplace presence might develop television programming that would directly compete with WPT's television programming; the risk that WPT may not be able to protect its entertainment concepts, current and future brands and other intellectual property rights; risks associated with future expansion into new or complementary businesses; the termination or impairment of WPT's relationships with key licensing and strategic partners; and WPT's dependence on its senior management team. For more information, review the filings of the Company and WPT with the Securities and Exchange Commission.
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


                   LAKES ENTERTAINMENT, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)

                                                                              OCTOBER 3, 2004     DECEMBER 28, 2003
--------------------------------------------------------------------------------------------------------------------
ASSETS
Current Assets:
    Cash and cash equivalents                                                         $41,355               $25,340
     (balance includes $27.6 million and $0 of WPT Enterprises, Inc. cash)
    Short-term investments                                                              7,188                     -
     (balance includes $6 million and $0 of WPT Enterprises, Inc.
     short-term investments)
    Accounts receivable, net                                                              582                 1,038
    Deferred tax asset                                                                  1,504                 5,385
    Prepaids                                                                            1,832                 2,119
    Other current assets                                                                1,165                 1,645
--------------------------------------------------------------------------------------------------------------------
Total Current Assets                                                                   53,626                35,527
--------------------------------------------------------------------------------------------------------------------
Property and Equipment-Net                                                              6,641                 6,492
--------------------------------------------------------------------------------------------------------------------
Other Assets:
    Land held under contract for sale                                                   4,939                 4,612
    Land held for development                                                          14,195                14,536
    Notes receivable                                                                   90,939                84,682
    Investments                                                                         7,937                 8,717
    Deferred tax asset                                                                 12,024                 6,634
    Other long-term assets                                                              9,393                 8,860
--------------------------------------------------------------------------------------------------------------------
Total Other Assets                                                                    139,427               128,041
--------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                         $199,694              $170,060
====================================================================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
    Accounts payable                                                                   $1,428                $1,906
    Income taxes payable                                                                6,426                 7,215
    Accrued payroll and related costs                                                     573                   497
    Deferred revenue                                                                    4,067                   505
    Other accrued expenses                                                              2,504                 2,513
--------------------------------------------------------------------------------------------------------------------
Total Current Liabilities                                                              14,998                12,636
--------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                      14,998                12,636
--------------------------------------------------------------------------------------------------------------------

Common shares issued by subsidiary subject to repurchase                                  608                     -

COMMITMENTS AND CONTINGENCIES

Minority Interest                                                                      11,156                     -

Shareholders' Equity:
    Capital stock, $.01 par value; authorized 200,000 shares;
    22,247 and 21,474 common shares issued and outstanding
    at October 3, 2004, and December 28, 2003, respectively                               235                   215
    Additional paid-in-capital                                                        157,415               132,291
    Retained Earnings                                                                  15,282                24,918
--------------------------------------------------------------------------------------------------------------------
Total Shareholders' Equity                                                            172,932               157,424
--------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                           $199,694              $170,060
====================================================================================================================

                   LAKES ENTERTAINMENT, INC. AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                    (IN THOUSANDS, EXCEPT EARNINGS PER SHARE)


                                                                             THREE MONTHS ENDED
                                                                   -------------------------------------
                                                                   OCTOBER 3, 2004    SEPTEMBER 28, 2003
                                                                   ---------------    ------------------
REVENUES:
     License fee income                                                     $2,974                  $377
---------------------------------------------------------------------------------------------------------
         Total Revenues                                                      2,974                   377
---------------------------------------------------------------------------------------------------------

COSTS AND EXPENSES:
     Selling, general and administrative                                     3,710                 2,224
     Production costs                                                        1,942                   280
     Depreciation and amortization                                             163                   135
---------------------------------------------------------------------------------------------------------
         Total Costs and Expenses                                            5,815                 2,639
---------------------------------------------------------------------------------------------------------

LOSS FROM OPERATIONS                                                        (2,841)               (2,262)
---------------------------------------------------------------------------------------------------------

OTHER INCOME (EXPENSE):
     Interest income                                                           104                    98
     Equity in loss of unconsolidated affiliates                               (30)                  (50)
     Other                                                                       1                     -
---------------------------------------------------------------------------------------------------------
         Total other income, net                                                75                    48
---------------------------------------------------------------------------------------------------------

Loss before income taxes                                                    (2,766)               (2,214)
Benefit for income taxes                                                    (1,101)                 (912)
---------------------------------------------------------------------------------------------------------

Loss before minority interest                                               (1,665)               (1,302)
Minority interest                                                              (53)                    -
---------------------------------------------------------------------------------------------------------

NET LOSS                                                                   ($1,718)              ($1,302)
=========================================================================================================

BASIC LOSS PER SHARE                                                        ($0.08)               ($0.06)
=========================================================================================================

DILUTED LOSS PER SHARE                                                      ($0.08)               ($0.06)
=========================================================================================================

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                                  22,232                21,278
DILUTIVE EFFECT OF STOCK COMPENSATION PROGRAMS                                   -                     -
---------------------------------------------------------------------------------------------------------
WEIGHTED AVERAGE COMMON AND DILUTED
  SHARES OUTSTANDING                                                        22,232                21,278
=========================================================================================================

                   LAKES ENTERTAINMENT, INC. AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                    (IN THOUSANDS, EXCEPT EARNINGS PER SHARE)

                                                                              NINE MONTHS ENDED
                                                                   ------------------------------------
                                                                   OCTOBER 3, 2004   SEPTEMBER 28, 2003
                                                                   ---------------   ------------------
REVENUES:
     License fee income                                                    $11,832                $3,881
---------------------------------------------------------------------------------------------------------
         Total Revenues                                                     11,832                 3,881
---------------------------------------------------------------------------------------------------------

COSTS AND EXPENSES:
     Selling, general and administrative                                    10,125                 8,063
     Production costs                                                        7,059                 2,370
     Impairment losses                                                       6,407                     -
     Reversal of litigation and claims accrual                                   -                (3,212)
     Depreciation and amortization                                             456                   394
---------------------------------------------------------------------------------------------------------
         Total Costs and Expenses                                           24,047                 7,615
---------------------------------------------------------------------------------------------------------

LOSS FROM OPERATIONS                                                       (12,215)               (3,734)
---------------------------------------------------------------------------------------------------------

OTHER INCOME (EXPENSE):
     Interest income                                                           195                   649
     Equity in earnings (loss) of unconsolidated affiliates                    366                  (197)
     Other                                                                      43                   158
---------------------------------------------------------------------------------------------------------
         Total other income, net                                               604                   610
---------------------------------------------------------------------------------------------------------

Loss before income taxes                                                   (11,611)               (3,124)
Benefit for income taxes                                                    (2,028)               (1,284)
---------------------------------------------------------------------------------------------------------

Loss before minority interest                                               (9,583)               (1,840)
Minority interest                                                              (53)                    -
---------------------------------------------------------------------------------------------------------

NET LOSS                                                                   ($9,636)              ($1,840)
=========================================================================================================

BASIC LOSS PER SHARE                                                        ($0.44)               ($0.09)
=========================================================================================================

DILUTED LOSS PER SHARE                                                      ($0.44)               ($0.09)
=========================================================================================================

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                                  22,063                21,278
DILUTIVE EFFECT OF STOCK COMPENSATION PROGRAMS                                   -                     -
---------------------------------------------------------------------------------------------------------
WEIGHTED AVERAGE COMMON AND DILUTED
  SHARES OUTSTANDING                                                        22,063                21,278
=========================================================================================================